                                    [LOGO]                  Exhibit 4.2
                                     NBCi


                              NBC INTERNET, INC

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


     COMMON STOCK                                        COMMON STOCK
       NUMBER                                               SHARES
      ________                                            ___________

THIS CERTIFICATE IS TRANSFERABLE IN                 SEE REVERSE FOR CERTAIN
BOSTON, MA OR NEW YORK, NY                                DEFINITIONS
                                                    CUSIP




THIS CERTIFIES THAT _____________________________________________ IS THE
OWNER OF ________________________________________________ FULLY PAID AND
NONASSESSABLE SHARES OF THE [CLASS A/CLASS B] COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF



                           NBC INTERNET, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

_______________________                                       ________________
TREASURER AND SECRETARY               [SEAL]                         PRESIDENT



COUNTERSIGNED AND REGISTERED:
       BANKBOSTON, N.A.
          TRANSFER AGENT AND REGISTRAR

BY     /s/
          ------------------------------
               AUTHORIZED SIGNATURE
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                               NBC INTERNET, INC.

    A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- __________Custodian__________
                      (Cust)             (Minor)
                     under Uniform Gifts to Minors
                     Act__________________________
                                (State)

UNIF TRF MIN ACT -- _______Custodian (until age_______)
                     (Cust)
                    __________ under Uniform Transfers
                     (Minor)
                    to Minors Act______________________
                                        (State)


   Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
/                                  /
/                                  /


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE
_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

                                 X ___________________________________________

                                 X ___________________________________________
                         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By___________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.